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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 15, 2005

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       0-16002              95-3768341
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(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
         Incorporation)                                     Identification No.)

5880 Oberlin Drive, San Diego, California                   92121
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 (Address of principal executive offices)                 (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers.

     On September 15, 2005, Advanced Marketing Services, Inc. (the "Company") announced the appointment of Jack Dollard as executive vice president and chief operating officer.

         Dollard, 51, headed JND Consulting, a San Diego area independent consulting firm focused on aiding companies in their process improvements, mergers and acquisitions activity, cost containment and supply chains, and time and motion plant activity programs, from 2001 until joining AMS. From 2000 until 2001, Dollard was senior vice president for worldwide operations of Gateway, Inc., in San Diego. From 1997 until 2000, Dollard was president of Qualcomm Electronics and senior vice president for worldwide operations of Qualcomm, Inc., in San Diego. Dollard holds a bachelor's degree in business from Loras College of Dubuque, Iowa and an MBA from Central Michigan University.

         A copy of the Company's public announcement of the above is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

      99.1      Public Announcement issued by the Company on September 15, 2005





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 20, 2005       Advanced Marketing Services, Inc.


                                 /S/ Bruce C. Myers
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                                     Bruce C. Myers
                                     President and Chief Executive Officer